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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 16, 2005

                                AEROPOSTALE, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                   001-31314                    31-1443880
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

           112 WEST 34TH STREET, 22ND FLOOR, NEW YORK, NEW YORK 10120 (Address of principal executive offices, including Zip Code)


                                 (646) 485-5398
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

      (d)   Election of New Director

            On August 16, 2005, the Registrant's Board of Directors elected Karin Hirtler-Garvey as a new independent member of the Board of Directors, filling a vacancy left in March of this year. The Board has not yet determined Ms. Hirtler-Garvey's assignment to any of the Board committees. Ms. Hirtler-Garvey and the Registrant will file a report on Form 3 regarding Ms. Hirtler-Garvey's initial stock option and restricted stock grants as a non-employee director of the Board as soon as administratively possible through the EDGAR system.


ITEM 8.01   OTHER EVENTS.

            On August 16, 2005, the Registrant's Board of Directors adopted a Lead Independent Director Charter and appointed David H. Edwab as its current Lead Independent Director. The Lead Independent Director coordinates the activities of the independent directors and serves as a liaison between the Chairman, senior management of the Registrant and the independent directors. The Lead Independent Director also presides at the executive sessions of the independent directors.

            In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1and 99.2, shall not be deemed to be "filed" for purposes of
            Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      c)    Exhibits

            99.1 Press release, dated August 18, 2005, announcing the addition of Karin Hirtler - Garvey to its Board of Directors.

            99.2 Lead Independent Director Charter.
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                                   SIGNATURES

      According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Aeropostale, Inc.


                                        /s/  Michael J. Cunningham
                                        --------------------------
                                        Michael J. Cunningham
                                        Executive Vice President - Chief
                                        Financial Officer

Dated: August 18, 2005